 Exhibit 99.1

Rockley Photonics Reports Third Quarter 2021 Financial Results

Revenue of $1.8 million and backlog1 of $23.0 million

Broadened and accelerated commercial opportunities for VitalSpex™, Rockley’s end-to-end non-invasive biomarker sensing platform, by signing multiple partnerships across key markets, including tier-1 consumer electronics manufacturers, global medtech companies, and leading healthcare research institutions

OXFORD, England and PASADENA, Calif. – Nov. 15, 2021 – Rockley Photonics Holdings Limited (NYSE: RKLY) (“the Company” or “Rockley”), a global leader in photonics-based health monitoring and communications solutions, today announced its financial results for the third quarter ended September 30, 2021.

“I’m very excited about our progress in the third quarter as our product development and commercial activities exceeded internal expectations. Rockley’s VitalSpex™ biomarker sensing platform has been well-received by our customers in both the consumer and medtech markets, we’ve signed new agreements with a wide range of partners, and we continue to make substantial progress with our ongoing human studies toward optimizing our biomarker algorithms,” said Dr. Andrew Rickman, founder and chief executive officer of Rockley. “This progress reinforces my belief that our VitalSpex platform has the potential to improve individuals’ health and well-being and help enable the transition from reactive to proactive healthcare.”

Dr. Rickman continued, “Representing a significant step toward our goal of bringing real-time, non-invasive biomarker sensing to a wider and more diverse market, today we announced new partnership agreements with multiple additional consumer electronics companies, including some of the most prominent companies in the smartphone and wearables markets. In medtech, we announced partnerships with two of the world’s largest medical device companies and expanded our development efforts to include wearables and full-stack data analytics solutions. And we announced a partnership with Caltech that I believe will accelerate the development of future healthcare applications using our sensing platform. Each of these new partnerships provides further validation that our non-invasive biomarker sensing solutions are uniquely positioned to transform personal healthcare.

“We strengthened our balance sheet with the completion of our business combination and our financing arrangement with Lincoln Park Capital,” said Mahesh Karanth, chief financial officer of Rockley. “We continue to make good progress on our commercialization efforts and are scaling our organization to address the large market opportunity ahead of us.”

Business Highlights:
•Completed its business combination with SC Health on August 11, 2021, and commenced trading on the NYSE under the ticker “RKLY” on August 12, 2021

1 Backlog is signed contract revenue that is currently in progress or the portion of contracts that have not been invoiced.

•Extended the Company’s leadership in providing biosensing solutions for the consumer electronics market with the addition of five global consumer electronics companies, bringing its total to six of the top ten consumer wearables manufacturers, and reducing the Company’s exposure to any single customer
•Expanded and accelerated its commercial strategy in medical devices and healthcare by signing multi-year partnerships with two of the world’s top-ten medical equipment and device manufacturers, enabling Rockley to evaluate and incorporate the next generation of non-invasive biomarker sensing technology into a range of medical device applications
•Based on increased healthcare customer demand, began to scale up capacity for high-volume production of stand-alone wearable devices, including full-stack data analytics solutions, for widescale human studies, remote patient monitoring, and diagnostic and treatment support
•Entered into a research partnership with the California Institute of Technology (Caltech) to collaborate on the development of next-generation solutions that combine advanced sensors with AI to enhance insights into health and well-being
•Completed preliminary stages of multiple human studies using Rockley’s wearable wristband, producing encouraging results across a range of biomarkers and refining the overall performance of the VitalSpex sensing platform
•Began the qualification process of a second source for its silicon photonics chip supply, putting it on track to qualify in the first quarter 2022
•Retired all convertible notes and expect to retire the remaining debt obligation of $28.6 million in 2022
•Signed financing agreement with Lincoln Park Capital, providing an equity line of credit of up to $50 million to strengthen the balance sheet and add flexibility in the commercialization of its non-invasive biomarker sensing solutions

Third Quarter 2021 Financial Highlights:
•Revenue of $1.8 million, compared to $2.2 million in the second quarter of 2021
•Gross profit of $(1.6) million, compared to $(2.4) million in the second quarter of 2021
•GAAP selling, general, and administrative expenses of $13.6 million, compared to $6.7 million in the second quarter of 2021. Non-GAAP selling, general, and administrative expenses of $9.4 million, compared to $5.8 million in the second quarter of 2021
•GAAP research and development expenses of $26.4 million, compared to $17.6 million in the second quarter of 2021. Non-GAAP research and development expenses of $24.3 million, compared to $15.7 million in the second quarter of 2021
•GAAP net loss of $58.0 million, or $0.54 net loss per share, compared to a net loss of $30.6 million, or $0.36 net loss per share, in the second quarter of 2021. Non-GAAP net loss of $51.4 million, or $0.48 net loss per share, compared to a non-GAAP net loss of $27.4 million or $0.33 net loss per share, in the second quarter of 2021
•Adjusted EBITDA totaled $(35.6) million, compared to $(23.4) million in the second quarter of 2021
•Cash, cash equivalents and investments of $125.0 million as of September 30, 2021
•Cash used in operations of $37.4 million, compared to $29.6 million in the second quarter of 2021
A reconciliation of GAAP financial measures to Adjusted EBITDA (Non-GAAP) financial measures is included in the financial statement tables included in this press release.

Conference Call Information
Rockley will host a conference call and webcast to discuss its third quarter 2021 results at 5:00 p.m. Eastern Time today, November 15, 2021. The live audio webcast along with accompanying presentation materials will be accessible on the Company’s Investor Relations website at investors.rockleyphotonics.com.

The U.S. dial-in for the call is 877-407-0784 or +1 201-689-8560 for international callers. Please reference access code 13724627. A replay of the conference call will be available until November 29, 2021, at 11:59 p.m. Eastern Time, while an archived version of the webcast will be available on Rockley’s Investor Relations website for one year. The U.S. dial-in for the conference call replay is 844-512-2921 or +1 412-317-6671. The replay access code is 13724627.

About Rockley
A global leader in photonics-based health monitoring and communications solutions, Rockley is developing a comprehensive range of photonic integrated circuits and associated modules, sensors, and full-stack solutions. From next-generation sensing platforms specifically designed for mobile health monitoring and machine vision to high-speed, high-volume solutions for data communications, Rockley is laying the foundation for a new generation of applications across multiple industries. Rockley believes that photonics will eventually become as pervasive as micro-electronics, and it has developed a platform with the power and flexibility needed to address both mass markets and a wide variety of vertical applications.
Formed in 2013, Rockley is uniquely positioned to support hyper-scale manufacturing and address a multitude of high-volume markets. Rockley has partnered with numerous Tier-1 customers across a diverse range of industries to deliver the complex optical systems required to bring transformational products to market.
To learn more about Rockley, visit rockleyphotonics.com.

Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this press release that are not historical facts constitute “forward-looking statements” for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding Rockley’s future expectations, beliefs, plans, objectives, and assumptions regarding future events or performance. The words “anticipate,” “believe,” “continue,” “could,” “develop,” “enable,” “estimate,” “eventual,” “expect,” “future,” “intend,” “may,” “might,” “opportunity,” “outlook,” “plan,” “possible,” “position,” “potential,” “predict,” “project,” “revolutionize,” “seem,” “should,” “trend,” “will,” “would” and other terms that predict or indicate future events, trends, or expectations, and similar expressions or the negative of such expressions may identify forward-looking statements, but the absence of these words or terms does not mean that a statement is not forward-looking. Forward-looking statements in this press release include, but are not limited to, statements regarding the following: (a) the potential of the Company’s solutions to improve individuals’ health and well-being and enable the transition from reactive to proactive healthcare; (b) the anticipated retirement of the Company’s remaining debt obligation and timing thereof; (c) the Company’s financing agreement with Lincoln Park; (d) the status and timing of the Company’s qualification of a second source for its silicon photonics chip supply; (e) backlog; (f) the anticipated and potential features, scope, goals, and benefits of the Company’s platform, products, technology, and partnerships with third parties; (g) the Company’s continued development of a range of photonic integrated circuits and associated modules, sensors, and full-stack solutions; (h) Rockley’s belief that photonics will eventually become as pervasive as micro-electronics; and (i) Rockley’s potential to support hyper-scale manufacturing, address a multitude of high-volume markets, and deliver the complex optical systems required to bring transformational products to market.

Forward-looking statements are subject to several risks and uncertainties (many of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following: (i) the Company’s ability to achieve commercial production of its products and technology, including in a timely and cost-effective manner; (ii) the Company’s ability to achieve customer design wins, convert memoranda of understanding and development contracts into production contracts, and achieve customer acceptance of its products and technology; (iii) risks related to purchase orders, including the lack of long-term purchase commitments, the cancellation, reduction, delay, or other changes in customer purchase orders, and if and to the extent customers seek to enter into licensing arrangements in lieu of purchases; (iv) the Company’s history of losses and need for additional capital and its ability to access additional financing to support its operations and execute on its business plan, as well as the risks associated with any future financings; (v) legal and regulatory risks, including those related to its products and technology and any threatened or actual litigation; (vi) risks associated with its fabless manufacturing model and dependency on third-party suppliers; (vii) the Company’s reliance on a few significant customers for a majority of its revenue and its ability to expand and diversify its customer base; (viii) the Company’s financial performance; (ix) the impacts of COVID-19 on the Company, its customers and suppliers, its target markets, and the economy; (x) the Company’s ability to successfully manage growth and its operations as a public company; (xi) fluctuations in the Company’s stock price and the Company’s ability to maintain the listing of its ordinary shares on the NYSE; (xii) the Company’s ability to anticipate and respond to industry trends and customer requirements; (xiii) changes in the Company’s current and future target markets; (xiv) intellectual property risks; (xv) the Company’s ability to compete successfully; (xvi) market opportunity and market demand for, and acceptance of, the Company’s products and technology, as well as the customer products into which the Company’s products and technology are incorporated; (xvii) risks related to international operations; (xviii) risks related to cybersecurity, privacy, and infrastructure; (xix) risks related to financial and accounting matters; (xx) general economic, financial, legal, political, and business conditions and changes in domestic and foreign markets; (xxi) the Company’s ability to realize the anticipated benefits of the business combination; (xxii) changes adversely affecting the businesses or markets in which the Company is engaged; and (xxiii) risks related to the Company’s backlog, including the risk that backlog may not translate into future revenue, as well as other factors described under the heading “Risk Factors” in the registration statement on Form S-1 filed by the Company on October 7, 2021, and declared effective on October 19, 2021, and in other documents the Company files with the Securities and Exchange Commission in the future. The forward-looking statements contained in this press release are based on various assumptions, whether or not identified in this press release, and on the Company’s current expectations, beliefs, and assumptions and are not predictions of actual performance. If any of these risks or uncertainties materialize, or should any of these assumptions prove incorrect, actual results may differ materially from those discussed in or implied by these forward-looking statements. There can be no assurance that future developments affecting the Company will be those that have been anticipated. These forward-looking statements speak only as of the date hereof and the Company does not intend to update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as required by law.

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Contact Information
For Rockley
Media
Karen Boud
Resonates
Telephone: +44 1635 898 698
Email: rockley@resonates.com

Investors
Gwyn Lauber
Rockley Photonics Holdings Limited
Telephone: +1 626-995-0001
investors@rockleyphotonics.com

Third Quarter 2021 Financial Results

ROCKLEY PHOTONICS HOLDINGS LIMITED
Condensed Consolidated Statements of Operations and Comprehensive Loss
(Unaudited and in thousands, except share and per share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2021	June 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
Revenue	$1,839	$2,195	$4,517	$5,805	$19,061
Cost of revenue	3,459	4,549	5,015	11,742	18,100
Gross profit	(1,620)	(2,354)	(498)	(5,937)	961
Operating expenses:
Selling, general and administrative expenses	13,568	6,715	5,354	27,588	12,603
Research and development expenses	26,418	17,551	10,790	59,949	27,007
Total operating expenses	39,986	24,266	16,144	87,537	39,610
Loss from operations	(41,606)	(26,620)	(16,642)	(93,474)	(38,649)
Other income (expense):
Forgiveness of PPP loan	—	2,860	—	2,860	—
Interest expense, net	(1,587)	(179)	1	(1,913)	(73)
Equity method investment loss	40	(597)	(689)	(720)	(941)
Change in fair value of debt instruments	(14,255)	(6,008)	(3,325)	(59,916)	(5,547)
Change in fair value of warrant liabilities	515	—	—	515	—
Gain (loss) on foreign currency	(481)	97	285	150	(1,369)
Total other income (expense)	(15,768)	(3,827)	(3,728)	(59,024)	(7,930)
Loss before income taxes	(57,374)	(30,447)	(20,370)	(152,498)	(46,579)
Provision for income tax	598	110	154	808	374
Net loss and comprehensive loss	$(57,972)	$(30,557)	$(20,524)	$(153,306)	$(46,953)

Net loss per share:
Basic and diluted	$(0.54)	$(0.36)	$(0.25)	$(1.67)	$(0.56)

Weighted-average shares outstanding:
Basic and diluted	107,633,037	84,247,703	83,509,920	92,008,435	83,392,042

ROCKLEY PHOTONICS HOLDINGS LIMITED
Condensed Consolidated Balance Sheets
(in thousands, except share amounts and par value)

	September 30, 2021	December 31, 2020
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$75,191	$19,228
Short-term investments, at fair value	29,317	—
Accounts receivable	1,516	4,925
Other receivables	24,966	18,024
Prepaid expenses	9,815	1,605
Other current assets	4	609
Total current assets	140,809	44,391
Long-term investments, at fair value	20,485	—
Property, equipment, and finance lease right-of-use assets, net	9,358	6,182
Equity method investment	4,856	5,202
Intangible assets, net	3,048	3,048
Other non-current assets	3,069	1,607
Total assets	$181,625	$60,430

Liabilities and Shareholders’ Equity (Deficit)
Current liabilities
Trade payables	$6,266	$4,413
Accrued expenses	16,121	10,395
Debt, current portion	28,590	—
Other current liabilities	923	998
Total current liabilities	51,900	15,806
Long-term debt, net of current portion	—	74,804
Warrant liabilities	13,789	—
Other long-term liabilities	2,442	1,127
Total liabilities	$68,131	$91,737

Shareholders’ equity (deficit)
Ordinary shares, $0.000004 par value; 12,417,500,000 and 139,033,366 authorized as of September 30, 2021 and December 31, 2020, respectively; 126,675,098 and 83,539,382 issued and outstanding as of September 30, 2021 and December 31, 2020, respectively	—	—
Additional paid-in-capital	499,683	201,576
Accumulated deficit	(386,189)	(232,883)
Total shareholders’ equity (deficit)	113,494	(31,307)
Total liabilities and shareholders’ equity (deficit)	$181,625	$60,430

ROCKLEY PHOTONICS HOLDINGS LIMITED
Condensed Consolidated Statements of Cash Flows
(Unaudited and in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2021	June 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
Cash flows from operating activities:
Net loss	$(57,972)	$(30,557)	$(20,524)	$(153,306)	$(46,953)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization of property, equipment and finance lease right-of-use assets	1,229	1,069	700	3,228	2,095
Amortization of debt issuance costs	—	—	—	—	26
Gain on disposal of property and equipment	—	—	26	—	(98)
Bad debt expense	—	—	—	377	—
Accretion of marketable securities to redemption value	(32)	—	—	(32)	—
Stock-based compensation	2,155	1,976	1,676	5,856	5,865
Change in equity-method investment	(145)	604	689	346	941
Change in fair value of debt instrument	14,255	6,008	3,325	59,916	5,547
Change in fair value of warrant liabilities	(515)	—	—	(515)	—
Forgiveness of Paycheck Protection Program loan	—	(2,860)	—	(2,860)	—
Changes in operating assets and liabilities:
Accounts receivable	895	(106)	271	3,032	(1,111)
Other receivables	(1,929)	(2,644)	(4,566)	(6,942)	4,036
Prepaid expenses and other current assets	(2,090)	(63)	(385)	(7,859)	878
Other non-current assets	403	(236)	128	(1,330)	485
Trade payables	1,277	(2,102)	432	1,147	(3,915)
Accrued expenses	5,398	(441)	2,598	5,800	4,306
Other current and long-term liabilities	(374)	(206)	(2)	1,240	(840)
Net cash used in operating activities	(37,445)	(29,558)	(15,632)	(91,902)	(28,738)
Cash flows from investing activities:
Purchase of property and equipment	(2,876)	(2,109)	(440)	(5,698)	(1,090)
Purchase of marketable securities	(54,800)	—	—	(54,800)	—
Proceeds from sale of marketable securities	5,000	—	—	5,000	—
Proceeds from maturity of marketable securities	30	—	—	30	—
Payment for asset acquisition	—	(500)	—	(500)	—
Investment in equity method investee	—	—	—	—	(2,500)
Net cash used in investing activities	(52,646)	(2,609)	(440)	(55,968)	(3,590)
Cash flows from financing activities:
Proceeds from convertible loan notes	—	—	16,464	76,723	28,714
Principal payments on long-term debt	—	—	(27)	—	(1,979)
Proceeds from issuance of ordinary shares	167,966	—	—	167,966	1,961

	Three Months Ended			Nine Months Ended
	September 30, 2021	June 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
Proceeds from Paycheck Protection Program loan	—	—	—	—	2,860
Proceeds from exercise of options	86	146	—	369	20
Proceeds from the exercise of warrants	146	233	—	379	7
Proceeds from issuance of warrants	—	—	—	263	—
Debt issuance costs incurred	3,173	(2,416)	—	(383)	—
Transaction costs	(41,484)	—	—	(41,484)	—
Principal payments on finance lease	—	—	—	—	(1,231)
Net cash provided by (used in) financing activities	129,887	(2,037)	16,437	203,833	30,352
Net increase (decrease) in cash and cash equivalents	39,796	(34,204)	365	55,963	(1,976)
Cash and cash equivalents:
Beginning of period	35,395	69,599	18,563	19,228	20,904
End of period	$75,191	$35,395	$18,928	$75,191	$18,928

Use of Non-GAAP Financial Measures
This press release references certain financial measures that are not prepared in accordance with generally accepted accounting principles in the United States (GAAP), including Adjusted EBITDA, non-GAAP cost of revenue, non-GAAP selling, general, and administrative expense, non-GAAP research and development expense, non-GAAP net loss and non-GAAP net loss per share. The Company defines Adjusted EBITDA as earnings before interest expense, taxes, depreciation and amortization, stock-based compensation, and certain other items the Company believes are not indicative of its core operating performance. The Company defines non-GAAP cost of revenue as cost of revenue as cost of revenue other than stock-based compensation, non-GAAP selling, general, and administrative expenses as selling, general, and administrative expenses other than stock-based compensation, non-capitalized transaction costs and forgiveness of PPP loan, and non-GAAP research and development expenses as research and development expenses other than stock-based compensation. The Company defines non-GAAP net loss as net loss other than the non-GAAP cost of revenue adjustment, non-GAAP selling, general and administrative expenses adjustment, and non-GAAP research and development expenses adjustment (in each case as described above), and defines non-GAAP net loss per share as net loss other than non-GAAP adjustments noted above divided by weighted shares outstanding. None of these non-GAAP financial measures is a substitute for or superior to measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to any other performance measures derived in accordance with GAAP.
The Company believes that presenting these non-GAAP financial measures provides useful supplemental information to investors about the Company in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational-decision making. The Company uses these non-GAAP measures to help assess its operating performance and operating leverage in its business, analyze its financial results, establish operational goals, develop operating budgets, and make strategic decisions. The Company also believes that the presentation of these non-GAAP financial measures provides an additional tool for investors to use in comparing its core business and results of operations over multiple periods with other companies in its industry, many of which present similar non-GAAP financial measures to investors, and to help analyze the Company’s cash performance.
Other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore any non-GAAP measures the Company uses may not be directly comparable to similarly titled measures of other companies. Further, there are a number of limitations related to the use of non-GAAP measures and their nearest GAAP equivalents. Accordingly, these non-GAAP financial measures should be considered as supplemental in nature, should not be considered as the sole measure of the Company’s performance, and are not intended to be construed, and should not be considered, in isolation from, or as a substitute for, the comparable or related financial information calculated in accordance with GAAP.
These limitations of the non-GAAP financial measures presented in this press release include the following:
•Adjusted EBITDA: (i) The exclusion of certain recurring, non-cash charges, such as depreciation of property and equipment and stock-based compensation expense. While these are non-cash charges, the Company may need to replace the assets being depreciated and amortized in the future and Adjusted EBITDA does not reflect cash requirements for these replacements or new capital expenditure requirements; and ii the exclusion of stock-based compensation expense, which has been a significant recurring expense and the Company expects will continue to constitute a significant recurring expense for the foreseeable future, as equity awards are expected to continue to be an important component of the Company’s compensation strategy.

•Non-GAAP cost of revenue, non-GAAP selling, general, and administrative expenses, non-GAAP research and development expenses, non-GAAP net loss, and non-GAAP net loss per share: The exclusion of stock-based compensation expense, which has been a significant recurring expense and the Company expects will continue to constitute a significant recurring expense for the foreseeable future, as equity awards are expected to continue to be an important component of the Company’s compensation strategy.
In addition, non-GAAP selling, general, and administrative expenses exclude non-recurring expense related to non-capitalized transaction costs. While the Company expects this non-recurring expense to cease, the Company expects new non-recurring expense will be introduced following the Business Combination such as change in fair value of the Company’s outstanding warrants which the Company expects will constitute to be a significant expense until all warrants are exercised and/or redeemed.
Because of these limitations, you should consider Adjusted EBITDA, non-GAAP cost of revenue, non-GAAP selling, general, and administrative expenses, non-GAAP research and development expenses, non-GAAP net loss, and non-GAAP net loss per share alongside other financial performance measures, including net loss and the Company’s other GAAP results. The information in the tables below sets forth the non-GAAP financial measures along with the most directly comparable GAAP financial measures.
A reconciliation of Adjusted EBITDA to net loss for the three months ended September 30, 2021, June 30, 2021, and September 30, 2020 and nine months ended September 30, 2021 and 2020, respectively, are set forth below:

(Unaudited and in thousands)	Three Months Ended			Nine Months Ended
	September 30, 2021	June 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
Net Loss	$(57,972)	$(30,557)	$(20,524)	$(153,306)	$(46,953)
Interest expense, net	1,587	179	(1)	1,913	73
Income tax expense	598	110	154	808	374
Depreciation and amortization	1,229	1,069	700	3,228	2,095
EBITDA	(54,558)	(29,199)	(19,671)	(147,357)	(44,411)
Non-capitalized transaction costs*	3,214	79	1,511	4,254	1,541
Stock-based compensation	2,155	1,976	1,676	5,856	5,865
Equity method investment loss	(145)	604	689	346	941
Change in fair value of debt instruments	14,255	6,008	3,325	59,916	5,547
Change in fair value of warrants	(515)	—	—	(515)	—
Forgiveness of PPP Loan	—	(2,860)	—	(2,860)	—
Adjusted EBITDA	$(35,594)	$(23,392)	$(12,470)	$(80,360)	$(30,517)
A reconciliation of non-GAAP net loss to net loss for the three months ended September 30, 2021, June 30, 2021, and September 30, 2020 and nine months ended September 30, 2021 and 2020, respectively, are set forth below:

(Unaudited and in thousands)	Three Months Ended			Nine Months Ended
	September 30, 2021	June 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
Net Loss	$(57,972)	$(30,557)	$(20,524)	$(153,306)	$(46,953)
Non-GAAP cost of revenue adjustment	347	363	467	977	1,808
Non-GAAP selling, general and administrative expenses adjustment	4,132	945	2,016	6,824	3,196
Non-GAAP research and development expenses adjustment	2,119	1,816	1,404	5,537	4,497
Non-GAAP Net loss	$(51,374)	$(27,433)	$(16,637)	$(139,968)	$(37,452)

Non-GAAP Net loss per share:
Basic and diluted	$(0.48)	$(0.33)	$(0.20)	$(1.52)	$(0.45)

Weighted-average shares outstanding:
Basic and diluted	107,633,037	84,247,703	83,509,920	92,008,435	83,392,042
A reconciliation of cost of revenue to non-GAAP cost of revenue for the three months ended September 30, 2021, June 30, 2021, and September 30, 2020 and nine months ended September 30, 2021 and 2020, respectively, are set forth below:

(Unaudited and in thousands)	Three Months Ended			Nine Months Ended
	September 30, 2021	June 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
Cost of revenue	$3,459	$4,549	$5,015	$11,742	$18,100
Stock-based compensation	347	363	467	977	1,808
Non-GAAP Cost of revenue	$3,112	$4,186	$4,548	$10,765	$16,292
A reconciliation of selling, general, and administrative expenses to non-GAAP selling, general, and administrative expenses for the three months ended September 30, 2021, June 30, 2021, and September 30, 2020 and nine months ended September 30, 2021 and 2020, respectively, are set forth below:

(Unaudited and in thousands)	Three Months Ended			Nine Months Ended
	September 30, 2021	June 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
Selling, general, and administrative expenses	$13,568	$6,715	$5,354	$27,588	$12,603
Depreciation and amortization	449	424	186	1,250	569
Stock-based compensation	469	442	319	1,320	1,086
Non-capitalized transaction costs*	3,214	79	1,511	4,254	1,541
Non-GAAP selling, general and administrative expenses	$9,436	$5,770	$3,338	$20,764	9,407

A reconciliation of research and development expenses to non-GAAP research and development expenses for the three months ended September 30, 2021, June 30, 2021, and September 30, 2020 and nine months ended September 30, 2021 and 2020, respectively, are set forth below:

(Unaudited and in thousands)	Three Months Ended			Nine Months Ended
	September 30, 2021	June 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
Research and development expenses	$26,418	$17,551	$10,790	$59,949	$27,007
Depreciation and amortization	780	645	514	1,978	1,526
Stock-based compensation	1,339	1,171	890	3,559	2,971
Non-GAAP research and development expenses	$24,299	$15,735	$9,386	$54,412	$22,510

*Non-capitalized transaction costs include non-recurring expense related to the issuance of convertible loan notes and the Business Combination.